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                                  AEARO COMPANY

                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN

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                                                                         Revised
                                                                 January 1, 1999

                                TABLE OF CONTENTS

ARTICLE I             NAME, PURPOSE AND EFFECTIVE DATE.........................1

         1.01         Name and Purpose.........................................1
         2.02         Effective Date...........................................1

ARTICLE II            DEFINITIONS..............................................2

         2.01         "Actuarial (or Actuarially) Equivalent"..................2
         2.02         "Adjustment Date"........................................2
         2.03         "Beneficiary"............................................2
         2.04         "Board of Directors".....................................2
         2.05         "Code"...................................................2
         2.06         "Committee"..............................................2
         2.07         "Company"................................................2
         2.08         "Compensation"...........................................2
         2.09         "Eligible Employee"......................................3
         2.10         "Employee"...............................................3
         2.11         "Plan" or "SERP".........................................3
         2.12         "Plan Administrator".....................................3
         2.13         "Plan Year"..............................................3
         2.14         "Retirement Plan"........................................3
         2.15         "SERP Account"...........................................3
         2.16         "Taxable Wage Base"......................................3

ARTICLE III           PARTICIPATION............................................4

         3.01         Eligibility..............................................4
         3.02         Conditions of Participation..............................4

ARTICLE IV            CONTRIBUTIONS, ALLOCATIONS AND ACCOUNTS..................5

         4.01         SERP Account.............................................5
         4.02         Amount and Allocation of Company Credits.................5
         4.03         Interest Credits.........................................5

ARTICLE V             VESTING AND PAYMENT OF RETIREMENT AND DEATH
                      BENEFITS.................................................6

         5.01         Vesting of SERP Account..................................6
         5.02         Disability Benefit.......................................6
         5.03         Payment of SERP Account..................................6
         5.04         Small Amounts............................................7
         5.05         Applicable Adjustment Date...............................7
         5.06         Death Benefit............................................7

ARTICLE VI            COMMITTEE................................................8

         6.01         Appointment of Committee.................................8
         6.02         Committee Procedures.....................................8

ARTICLE VII           AMENDMENT AND TERMINATION................................9

         7.01         Right to Amend or Terminate..............................9
         7.02         Termination of Plan......................................9

ARTICLE VIII          MISCELLANEOUS...........................................10

         8.01         Non-Guarantee of Employment.............................10
         8.02         Funding.................................................10
         8.03         Rights Under Plan.......................................10
         8.04         Nonassignability........................................10
         8.05         Plan Administration.....................................10
         8.06         Successor Company.......................................10
         8.07         Claims Procedure........................................10
         8.08         Governing Law...........................................11

                                    ARTICLE I

                        NAME, PURPOSE AND EFFECTIVE DATE

          1.01. Name and Purpose. The plan set forth herein shall be known as "Aearo Company Supplemental Executive Retirement Plan".

          The Plan is established and shall be maintained, solely for the purpose of providing unfunded deferred compensation benefits to certain Eligible Employees for periods of employment on or after July 1, 1993. It is intended to constitute a pension plan for a select group of management and highly compensated employees within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not intended to meet the requirements of Section 401(a) of the Internal Revenue Code.

          1.02 Effective Date. The Plan shall be effective January 1, 1994 and shall only apply to certain individuals who retire or terminate employment with the Company on or after the Effective Date.

                                   ARTICLE II

                                   DEFINITIONS

          Wherever used in this Plan, unless the context clearly indicates otherwise, the, following terms shall have the following meanings:

          2.01 "Actuarial (or Actuarially) Equivalent" shall mean a benefit equal in value, as of the date of determination, to the benefit for which it is substituted, the value of both such benefits being computed on the basis of the actuarial assumptions, tables, and factors specified under the Retirement Plan for the same purpose.

          2.02 "Adjustment Date" means the date as of which an Eligible Employee's SERP Account is to be adjusted for interest credit which shall occur on the last day of each calendar quarter.

          2.03 "Beneficiary" shall mean the person, persons, entity or entities entitled to receipt of any death benefit payable under the Plan, pursuant to
Section 5.05.

          2.04 "Board of Directors" shall mean the Board of Directors of Aearo Company.

          2.05 "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

          2.06 "Committee" shall mean the Company provided for in Article VI of the Plan.

          2.07 "Company" shall mean the Aearo Company and also shall mean any successor to all or a major portion of its business which adopts this Plan pursuant to an agreement with the Aearo Company. No person's status as an Eligible Employee shall be affected by mere changes in the corporate structure of the Company and its affiliates including, without limitations, the incorporation of Company divisions as subsidiaries, or the dissolution of subsidiaries in connection with the Company's assumption of their operations.

          2.08 "Compensation" shall mean the total remuneration paid (for purposes of Form W-2) during a Plan year for services rendered by an Eligible Employee to the Company during a Plan Year, including overtime pay, commissions, bonuses, incentive compensation, and Short-Term Disability pay. Compensation shall exclude severance payments or other such payments made under employment agreements as well as payments which constitute direct reimbursement of expense allowances. Compensation shall include, however, any amount of salary deferred by an Eligible Employee under any Company plan, qualified under Section 125 and
Section 401(k) of the Code, in the year such amount would have otherwise been paid to the Eligible Employee.

          If an Eligible Employee is entitled to an allocation of Company credits under Section 4.02 in a Plan Year in which such Eligible Employee does not receive Compensation in all four (4)
calendar  quarters  of the  Plan  Year,then  the  Compensation  limit  shall  be pro-rated accordingly (i.e., the number of calendar quarters in which Compensation is received divided by four).

          2.09 "Eligible Employee" means any Employee employed by the Company who is designated by the Board of Directors to participate in the Plan.

          2.10 "Employee" means any person who is employed by the Company as a common-law employee.

          2.11 "Plain" or "SERP" shall mean Aearo Company Supplemental Executive Retirement Plan.

          2.12 "Plan Administrator" shall mean the Committee designated by the Board to have the primary administrative responsibility with respect to the Plan.

          2.13 "Plan Year" shall mean the twelve-month period beginning on January and ending on December 31 each year.

          2.14 "Retirement Plan" shall mean the Aearo Company Employees' Retirement Account Plan as in effect May 1, 1990, and as amended from time to time.

          2.15 "SERP Account" shall mean the individual account established for an Eligible Employee pursuant to Article III, reflecting all amounts credited on behalf of the Eligible Employee, plus additions or reductions thereto pursuant to Article IV.

          Wherever used in this instrument, a masculine pronoun shall be deemed to include the masculine and feminine genders, and a singular word shall be deemed to include the singular and plural, in all cases where the context requires.

                                   ARTICLE III

                                  PARTICIPATION

          3.01 Eligibility. The Board of Directors has designated any one or more employees who has "Eligible Compensation" greater than the "Qualified Plan Compensation" limit set each year by the Internal Revenue Service to participate in the plan. The Committee shall notify each Eligible Employee so designated of their participation in the Plan. Each Eligible Employee so designated shall continue to participate in the Plan until the earlier of (i) the date that all benefit obligations hereunder in respect to such Eligible Employee have been paid, or (ii) the date as of which such designation is revoked by action of the Board.

          3.02 Conditions of Participation. An Eligible Employee shall not participate in the Plan unless he furnishes, within a reasonable time limit established by the Company, such applications, consents, proofs of date of birth, elections, beneficiary designations and other documents and information as prescribed by the Company. Each Eligible Employee upon participation shall be deemed conclusively, for all purposes, to have assented to the terms and provisions of this Plan and shall be bound thereby.

                                   ARTICLE IV

                             ALLOCATION AND ACCOUNTS

          4.01 SERP Account. An Eligible Employee's SERP Account, as of any determination date, shall be equal to the amount of annual Company credits under
Section 4.02, adjusted for interest credits under Section 4.03, and reduced by benefit distributions under Article V.

          4.02 Amount and Allocation of Company Credits. As of the last day of each quarter, the SERP Account of each Eligible Employee, who is an Eligible Employee at any time during the Plan Year, shall be credited with an amount equal to 8% of his Compensation in excess of the Qualified Plan Compensation limit set by the Internal Revenue Service each year.

          4.03 Interest Credits. Pro-rated for the last day of each calendar quarter, each Eligible Employee's SERP Account shall be determined by crediting the SERP Account (determined as of the first day of the calendar quarter) with an interest credit at the rate specified and in effect under the Retirement Plan for purposes of crediting the Participant's Account maintained under such Plan with interest credits.

          Interest credits shall be allocated to the SERP Account for each calendar quarter and used to determine the benefit payable under the Plan as of the Applicable Adjustment Date, until the calendar quarter in which the earliest of the following events occur:

                    (i)       the   date   the   Eligible   Employee,   or   his
                              Beneficiary, is no longer entitled to a benefit under the Plan: or

                    (ii) the date that the total credits accumulated under the SERP Account are paid out in a lump sum or are used to provide life annuity to the Eligible Employee or his Beneficiary,

                                    ARTICLE V

              VESTING AND PAYMENT OF RETIREMENT AND DEATH BENEFITS

          5.01 Vesting and SERP Account. Each Eligible Employee shall be fully vested in his SERP Account following completion of five (5) years of vesting service (as defined in the Retirement Plan), provided, however, an Eligible Employee shall be 100% vested in his SERP Account upon (i) death while in the service of the Company; (ii) attainment of Normal Retirement Age (as defined in the Retirement Plan); or (iii) upon a change in control (as defined below). An Eligible Employee whose service with the Company terminates before he is fully vested in his SERP Account shall forfeit all right to a benefit under the Plan.

          In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, each Eligible Employee shall be 100% vested in the value of his SERP Account upon such change in control.

          5.02 Disability Payment. An Eligible Employee may retire as of the first day of any calendar month following the date as of which he has incurred a disability. Disability for purposes of the Plan shall mean an Eligible Employee's permanent and total incapacity of engaging in any employment for the Company based upon a physical or mental condition, Disability shall be deemed to exist only when a written application has been filed with the Plan Administrator by or on behalf of such Eligible Employee and where such disability is certified to the Plan Administrator by a licensed physician approved by the Plan Administrator. An Eligible Employee's right to the value of his SERP Account shall be nonforfeitable upon disability and may be payable immediately upon request.

          5.03 Payment of SERP Account. If an Eligible Employee who is vested in his SERP Account terminates employment with the Company, he shall be paid the amount credited to his SERP Account in a single lump sum cash payment within 90 days after the first day of the Plan Year following his termination of employment with the Company.

          Notwithstanding the above, an Eligible Employee may irrevocably elect to receive the benefit attributable to his SERP Account at a specified future date; provided, his election is made prior to the first day of the calendar year in which the lump sum amount would otherwise be payable under the preceding paragraph. The form of benefit payment so elected may be either a lump sum payment or an annuity payable monthly for life (single life annuity) terminating with the payment preceding his death. If the annuity is elected, such annuity shall be the Actuarial Equivalent of the Eligible Employee's SERP Account as of the Adjustment Date coinciding with or immediately preceding the date the annuity commences. The amount of such lump sum payment shall be based on the amount credited to an Eligible Employee's SERP Account as of the Adjustment Date coinciding with or immediately preceding the date of payment of the lump sum.

          5.04 Small Amounts. In the event the value of the Eligible Employee's vested SERP Account is less than $5,000 as of the Adjustment Date immediately preceding the date of the Eligible Employee's termination of employment, the Plan Administrator may direct that the value of such SERP Account be paid in a single lump sum payment to the Eligible Employee or his beneficiary (as applicable).

          5.05 Applicable Adjustment Date. For purposes of determining the benefit payable under the Plan as of any date, the amounts credited to the SERP Account shall be the amount credits as of the Adjustment Date coinciding with or preceding the date the determination is made.

          5.06 Death Benefit. If an Eligible Employee dies before receiving any payment under the Plan, the value of his SERP Account shall be paid to his Beneficiary in a lump sum as soon as practicable following his date of death. Each Participant may designate one or more Beneficiaries by completing and delivering to the Plan Administrator a form provided by the Plan Administrator, and may revoke any previous such designation by completing and delivering another such form.

                                   ARTICLE VI

                                    COMMITTEE

          6.01 Appointment of Committee. The Board of Directors of the Company shall appoint such person(s) to act as the Committee hereunder. The members of this Committee may, but need not, be the members of the Benefits Committee of the Retirement Plan.

          The Plan shall be operated and administered by the Committee whose decision on all matters involving interpretation and administration of the Plan shall be final and binding. The Committee may designate an individual or individuals to carry out any one or more of its responsibilities hereunder.

          6.02 Committee Procedures. No Committee member at any time acting hereunder who is an Eligible Employee shall have any vote in any decision of the Committee made uniquely with respect to such Committee member or the Committee member's benefits hereunder.

          In the event of any disagreements among the Committee members at any time acting hereunder and authorized to act with respect to any matter, the decision of a majority of said Company members authorized to act upon such matter shall be controlling and shall be binding and conclusive upon all persons. including, without in any manner limiting the generality of the foregoing, the other Committee member or Committee members, the Company, all persons at any time in the employ of the Company and the Eligible Employees and their Beneficiaries, and upon the respective successors, assigns, executors, administrators, heirs, next-of-kin and distributors of all the foregoing.

          Subject to the provisions of the first paragraph of this Section 6.02, each additional and each successor Committee member at any time acting hereunder shall have all of the rights and powers (including discretionary rights and powers) and all of the privileges and immunities hereby conferred upon the initial Committee members hereunder, and all of the duties and obligations so imposed upon the initial Committee members hereunder.

          Except as otherwise may be required by any applicable law, no Committee member at any time acting hereunder shall be required to give any bond or other security for the faithful performance of duties as such Committee member.

                                   ARTICLE VII

                            AMENDMENT AND TERMINATION

          7.01 Right to Amend or Terminate. The Company reserves the right at any time and from time to time to amend or terminate the Plan by majority vote of its Board of Directors. The Company shall deliver to the Plan Administrator a copy of any such amendment or a notice of termination. The foregoing notwithstanding, the Company shall have no power to amend or terminate the Plan in such manner as would cause any reduction in the SERP Account of any Eligible Employee.

          7.02 Termination of the Plan. The preceding section notwithstanding, the Plan shall automatically terminate upon the first to occur of dissolution of the Company, or payment in full of benefits due to all Eligible Employee and Beneficiaries.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          8.01 Non-Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Employee or Eligible Employee, or as a right of any such Employee or Eligible Employee to be continued in the employment of the Company, or as a limitation on the right of the Company to deal with an Employee or Eligible Employee, as to hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.

          8.02 Funding. The Company shall not be under any obligation to establish a fund or trust in order to pay the benefits under the Plan. Payments shall only be required as benefits become due and payable.

          8.03 Rights Under the Plan. Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to an Employee, Eligible Employee, or any Beneficiary thereof under any other plan sponsored by the Company, nor to grant any additional rights to any such Employee, Eligible Employee, or beneficiary thereof under any other such plan, nor in any way to limit, modify, repeal or otherwise affect the Company's right to amend or modify any other such plan.

          8.04 Misconduct. If the Committee finds that any Eligible Employee engages in conduct detrimental to the best interest of the Company or misconduct involving dishonesty or moral turpitude which results in detriment or financial loss to the Company or in malicious destruction of such employer's property, or is convicted of a felony committed and arising out of the Eligible Employee's employment by such employer, the Committee may direct forfeiture of all or a portion of the benefits of the Eligible Employee.

          8.05 Nonassignability. The SERP Accounts payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind and any attempt to cause any SERP Account to be so subject shall not be recognized, except to the extent required by applicable law.

          8.06 Successor Company. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, provision may be made by which a successor to all or a major portion of the Company's property or business shall continue the Plan, and the successor shall have all of the power, duties, and responsibilities of the Company under the Plan.

          8.07 Claims Procedure. An Eligible Employee's rights under the Plan shall be determined in accordance with the Claims Procedures applicable to the Retirement Plan, which provisions are hereby incorporated by reference.

          8.08 Governing Law. This Plan shall be construed and enforced in accordance with, and governed by, the laws of the state in which the Company's principal place of business is domiciled.


          In witness whereof Aearo Company has caused this instrument to be duly executed by its officer thereunto duly authorized as of the __ day of ______________, 1999.


                  AEARO COMPANY


                  By:______________________

                  Title:___________________